UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42297	99-1116001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
3.750% Notes due 2035	BLK 35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Executive Carry Program

On January 13, 2026, the Management Development and Compensation Committee (the “MDCC”) of the Board of Directors of BlackRock, Inc. (“BlackRock”) adopted a carry-based incentive program referred to as the Executive Carry Program (the “ECP”). Under the ECP, selected senior executives of BlackRock (other than the Chief Executive Officer) will be eligible to receive awards representing the right to receive a percentage of the carry distributions from a pool of BlackRock’s flagship private markets investment funds.

The adoption of the ECP recognizes the growth and increasing strategic importance of BlackRock’s private markets platform and the importance of aligning the long-term interests of BlackRock’s senior executives with private markets results. Eligibility will be determined based on those senior executives whose contributions are pivotal to BlackRock’s private markets platform and long-term value creation. Award allocations each year will reflect the participant’s contributions, leadership, performance, and impact on BlackRock’s private markets platform and broader enterprise value creation. BlackRock expects to identify participants and grant awards under the ECP beginning in 2026.

Awards under the ECP are pay-for-performance incentives: they are at-risk, long-term, performance-based payments that directly align the interests of our executives with fund performance and investor outcomes. The awards provide no value at grant, but rather the potential to receive future carry distributions based on the future performance of the participating investment funds. In addition, carry-based awards are aligned to long-term shareholder value because the generation of carry distributions requires successful fundraising and fund investment performance, which, if achieved, would be expected to support future fundraising and organic growth in BlackRock’s investment advisory fees. Further, the ECP strengthens BlackRock’s ability to attract, retain and motivate key senior talent by providing differentiated, long-term opportunities that are uniquely valuable in the highly competitive market for senior leaders.

BlackRock’s incentive programs have included carry-based incentives for certain employees and executives for many years. As previously disclosed, BlackRock introduced a carry-based incentive component for the Chief Executive Officer in 2025. Executives whose incentives are already directly linked to fund-level performance through other existing carry programs are not expected to participate in the ECP.

The following is a summary of the material terms and conditions of the ECP:

Form of Award

Awards under the ECP will be allocated through an aggregator partnership vehicle that holds the right to receive a portion of the carry distributions generated from each of the participating private markets investment funds. Awards will not include any value a participating fund may have accrued prior to the grant date. Each participant’s potential future carry distributions under the ECP, if any, will be 100% at-risk based on the ultimate performance of the participating funds. Distributions will be made only if the underlying funds achieve specified performance returns over an extended period, and may be subject to holdbacks to account for ultimate fund performance, as described below.

Fund Selection

Funds included in ECP awards for executive officers are approved by the MDCC. Funds selected to participate in the ECP will be a subset of BlackRock’s private markets offerings, representing “flagship”-type funds and are expected to include each of BlackRock’s private markets asset classes (including infrastructure, private debt, private equity, and real estate). “Flagship”-type funds generally raise over $1 billion in capital, among other criteria.

Vesting and Forfeiture

Each award under the ECP is subject to a 5-year vesting schedule beginning on the applicable allocation date, with no vesting until the 3rd anniversary of the allocation date, and then 1/3 of the award vesting on each of the 3rd, 4th and 5th anniversaries of the allocation date.

Any unvested portion of the award will be forfeited upon any voluntary or involuntary termination of employment, other than upon an involuntary termination of employment without cause or a termination due to qualified retirement, death or disability. Upon an involuntary termination without cause or termination due to qualified retirement, vesting will continue for two years from the date of termination or retirement, and any remaining unvested portion of the award will be forfeited. Vesting will be accelerated in full upon death or disability.

All termination protections (other than a termination due to death) are subject to compliance with applicable restrictive covenants, including noncompetition, nonsolicitation and nondisclosure obligations. In addition, awards will be subject to BlackRock’s clawback and recoupment policies.

Holdback and Fund Clawback Provisions

Select investment funds may provide carry distributions prior to realization of their final assets; those distributions will be subject to a potential clawback based on ultimate fund performance. BlackRock may therefore hold back a portion of any carry distributions generated from the participating funds for the purpose of satisfying any potential return of capital obligations to fund investors.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the ECP, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Executive Carry Program: Form of Award Letter*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Managing Director and Corporate Secretary

Date: January 16, 2026

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